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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported) - February 13, 2004
                                                         -----------------




                                  CAPRIUS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-11914              22-2457487
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(State or other jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)              File Number)         Identification No.)



                  One Parker Plaza, Fort Lee, New Jersey 07024
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               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code - (201) 592-8838
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ITEM 9.  REGULATION FD DISCLOSURE
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         On February 13, 2004, Caprius, Inc. (the "Company") issued a press release announcing its preliminary unaudited financial results for the fiscal year ended September 30, 2003, and the reason for the delay in filing its annual report. A copy of this press release is attached as Exhibit 99.1 to this report.

         The information under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1 is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Further, the information furnished pursuant to Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CAPRIUS, INC.



                                            By: /s/ Jonathan Joels
                                               --------------------------------
                                                Name:  Jonathan Joels
                                                Title: Treasurer and CFO


Dated:  February 18, 2004


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                                  EXHIBIT INDEX
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EXHIBIT
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NUMBER    EXHIBIT
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99.1      Press Release of Caprius, Inc. dated February 13, 2004.


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